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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2002

HUNTSMAN POLYMERS CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-9988	75-2104131
State of Incorporation	Commission File No.	IRS Employer Identification No.

500 Huntsman Way, Salt Lake City, Utah 84108
(Address of principal executive offices, including zip code)

(801) 584-5700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

        On November 6, 2002, Huntsman Polymers Corporation (the "Company") filed an application with the Securities and Exchange Commission (the "Commission") to withdraw its 11 3/4% Senior Notes due 2004 (the "Senior Notes") from listing and registration on the New York Stock Exchange (the "NYSE"). As required, the Company also provided notice of the application to the NYSE. The Commission issued an amended order granting the application effective December 18, 2002. Accordingly, trading in the Senior Notes will no longer occur on the NYSE. The Company understands that one or more firms are making a market in the Senior Notes and that trading may continue in the over-the-counter bond markets through such market-maker or market-makers.

Item 7. Financial Statements and Exhibits

        None

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HUNTSMAN POLYMERS CORPORATION
By:	/s/ J. KIMO ESPLIN J. Kimo Esplin Senior Vice President and Chief Financial Officer (Authorized Signatory and Principal Financial and Accounting Officer)

Dated: December 20, 2002

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES